UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2011

APPLE REIT TEN, INC.
(Exact name of registrant as specified in its charter)

Virginia	333-168971	27-3218228
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification Number)

814 East Main Street, Richmond, Virginia	23219
(Address of principal executive offices)	(Zip Code)

(804) 344-8121
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

          Apple REIT Ten, Inc. hereby amends Item 9.01 of its Current Report on Form 8-K dated June 8, 2011 and filed (by the required date) on June 13, 2011 for the purpose of filing certain financial statements and information. In accordance with Rule 12b-15 under the Securities and Exchange Act of 1934, as amended, this Amendment No. 1 sets forth the complete text of the item as amended.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

	Hawkeye Hotel Portfolio (3 Hotels)
	(Cedar Rapids, Iowa Homewood Suites; Cedar Rapids, Iowa Hampton Inn & Suites and Davenport, Iowa Hampton Inn & Suites)

	(Audited)

	Independent Auditors Report	3
	Combined Balance Sheets – As of December 31, 2010 and 2009	4
	Combined Statements of Operations – Years Ended December 31, 2010 and 2009	5
	Combined Statements of Members’ Equity and Accumulated Comprehensive Loss – Years Ended December 31, 2010 and 2009	6
	Combined Statements of Cash Flows – Years Ended December 31, 2010 and 2009	7
	Notes to Combined Financial Statements	8

	(Unaudited)

	Combined Balance Sheets – As of March 31, 2011 and 2010	16
	Combined Statements of Operations – For the Three Months Ended March 31, 2011 and 2010	17
	Combined Statements of Members’ Equity and Accumulated Comprehensive Loss – For the Three Months Ended March 31, 2011 and 2010	18
	Combined Statements of Cash Flows – For the Three Months Ended March 31, 2011 and 2010	19

(b)	Pro forma financial information.

	The below pro forma financial information pertains to the hotels referred to in the financial statements (see (a) above) and to a separate group of recently purchased hotels.

	Apple REIT Ten, Inc. (Unaudited)

	Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2011	20
	Notes to Pro Forma Condensed Consolidated Balance Sheet	22
	Pro Forma Condensed Consolidated Statements of Operations for the Year Ended December 31, 2010 and Three Months Ended March 31, 2011	23
	Notes to Pro Forma Condensed Consolidated Statement of Operations	26

(c)	Shell company transactions.

	Not Applicable

(d)	Exhibits.

	None

INDEPENDENT AUDITORS REPORT

Members of the Board of Directors
Apple REIT Ten, Inc.
Richmond, Virginia

We have audited the accompanying combined balance sheets of the group of selected entities managed by Hawkeye Hospitality Management, Inc., an Iowa corporation, as defined in Note 1, as of December 31, 2010 and 2009, and the related statements of operations, statements of members’ equity and accumulated comprehensive loss, and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these combined financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of the group of selected entities managed by Hawkeye Hospitality Management, Inc. at December 31, 2010 and 2009 and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Wade Stables P.C.

Wade Stables P.C.
Certified Public Accountants

Hannibal, Missouri
June 17, 2011

GROUP OF SELECTED ENTITIES MANAGED BY HAWKEYE HOSPITALITY MANAGEMENT, INC.
COMBINED BALANCE SHEETS
December 31, 2010 and 2009

	2010	2009

ASSETS
Current assets
Cash and Cash equivalents	$2,188,768	$419,433
Tax Escrow	17,993	—
Accounts receivable	54,931	42,158
Due from affiliated parties (Note 6)	3,841,628	1,769,808

Total current assets	$6,103,320	$2,231,399

Property and equipment (Note 3)
Property and equipment	$26,499,545	$20,660,908
Accumulated depreciation	(1,533,135)	(820,540)

	$24,966,410	$19,840,368

Other assets
Franchise fees, net of amortization (Note 1)	$147,970	$154,356

	$147,970	$154,356

	$31,217,700	$22,226,123

LIABILITIES AND MEMBERS’ EQUITY
Current liabilities
Accounts payable	$7,058	$56,067
Due to affiliated parties (Note 7)	5,217,083	6,072,911
Accrued payroll and payroll taxes	12,939	—
Accrued property taxes	8,184	108,188
Other accrued expenses	42,174	53,321
Current portion of long-term debt (Note 8)	714,515	926,713

Total current liabilities	$6,001,953	$7,217,200

Long-term debt (Note 8)	$22,311,334	$12,851,899
Fair value of interest rate swap (Note 9)	289,830	73,747

	$22,601,164	$12,925,646

Members’ equity	$2,904,413	$2,157,024
Accumulated comprehensive income (Loss)	(289,830)	(73,747)

Total members’ equity	$2,614,583	$2,083,277

	$31,217,700	$22,226,123

The accompanying notes to financial statements are an integral part of this statement.

GROUP OF SELECTED ENTITIES MANAGED BY HAWKEYE HOSPITALITY MANAGEMENT, INC.
COMBINED STATEMENTS OF OPERATIONS
Years ended December 31, 2010 and 2009

	2010	2009

Revenue
Rooms	$6,644,418	$5,130,598
Food and beverage	—	—
Telephone	—	—
Vending, rent, and other	66,382	47,577

Total revenue	$6,710,800	$5,178,175

Department expense
Rooms	$988,020	$845,913
Food and beverage	—	—
Telephone	12,035	13,519
Vending, rent, and other	3,980	—

Total department expense	$1,004,035	859,432

Department profit	$5,706,765	$4,318,743

Undistributed expenses
Administrative and general	$386,690	$339,916
Sales and promotion	43,701	18,422
Franchise fees (Note 4)	529,626	408,467
Other outside administration and program fees (Note 4)	522,873	360,086
Utilities	223,896	179,122
Repairs and maintenance	151,008	101,512

Total undistributed expenses	$1,857,794	$1,407,525

House profit	$3,848,971	$2,911,218

Other expenses
Property tax	$369,104	$216,376
Property insurance	82,096	80,290

Income before management fees and other expense	$3,397,771	$2,614,552

Management and accounting fees (Note 5)	$420,544	$288,960

Income before other expense	$2,977,227	$2,325,592

Other (income) expense
Depreciation and amortization	$718,980	$512,852
Interest expense (net)	1,051,435	802,880
Organizational and preopening expenses (Note 1)	18,359	11,250
Loan and refinancing expenses (Note 1)	158,516	40,465
Swap agreement fees (Note 9)	154,565	95,563
Other	(17,017)	(15,299)

Total other expense	$2,084,838	$1,447,711

Net income	$892,389	$877,881

The accompanying notes to financial statements are an integral part of this statement.

GROUP OF SELECTED ENTITIES MANAGED BY HAWKEYE HOSPITALITY MANAGEMENT, INC.
COMBINED STATEMENTS OF MEMBERS’ EQUITY AND ACCUMULATED COMPREHENSIVE LOSS
Years ended December 31, 2010 and 2009

	Members’ Equity	Accumulated Comprehensive Income (Loss)	Total Members’ Equity	Comprehensive Income

Balances, January 1, 2009	$1,323,545	$—	$1,323,545

Contributions from members	200,000	—	200,000

Distributions to members	(244,402)	—	(244,402)

Comprehensive income:
Net income	877,881	—	877,881	$877,881
Unrealized loss on hedging activities, net	—	(73,747)	(73,747)	(73,747)

Total comprehensive income (loss)				$804,134

Balances, December 31, 2009	$2,157,024	$(73,747)	$2,083,277

Contributions from members/partners	—	—	—

Distributions to members	(145,000)	—	(145,000)

Comprehensive income:
Net income	892,389	—	892,389	$892,389
Unrealized loss on hedging activities, net	—	(216,083)	(216,083)	(216,083)

Total comprehensive income (loss)				$676,306

Balances, December 31, 2010	$2,904,413	$(289,830)	$2,614,584

The accompanying notes to financial statements are an integral part of this statement.

GROUP OF SELECTED ENTITIES MANAGED BY HAWKEYE HOSPITALITY MANAGEMENT, INC.
COMBINED STATEMENTS OF CASH FLOWS
Years ended December 31, 2010 and 2009

	2010	2009

Cash flows from operating activities
Net income	$892,389	$877,881
Adjustments to reconcile net profit to net cash provided by (used in) operating activities
Depreciation	712,595	507,717
Amortization	6,385	5,135
(Increase)/decrease in assets
Accounts receivable	(12,773)	(38,494)
Due from affiliatied companies	(16,667)	2,146
Increase/(decrease) in liabilities
Accounts payable	(49,009)	(1,105)
Due to affiliated companies	8,249	8,249
Accrued payroll and payroll taxes	12,939	—
Accrued property taxes	(100,004)	56,087
Other accrued expenses	(11,147)	(91,086)

Net cash provided by (used in) operating activities	$1,424,964	$1,326,532

Cash flows from investing activities
Capital expenditures for property and equipment	$(5,838,636)	$(6,246,087)

Net cash used in investing activites	$(5,838,636)	$(6,246,087)

Cash flows from financing activities
Proceeds from the issuance of debt	$23,067,000	$8,433,583
Principal payments on debt	(13,819,763)	(5,195,215)
Due from affiliated companies	(2,055,154)	(746,558)
Due to affiliated companies	(864,076)	2,828,946
Contributions from members	—	200,000
Distributions to members	(145,000)	(244,402)

Net cash provided by financing activities	$6,183,006	$5,276,354

Net change in cash and cash equivalents	$1,769,335	$356,798

Cash and cash equivalents at beginning of year	419,433	62,635

Cash and cash equivalents at end of year	$2,188,768	$419,433

Supplemental disclosure of cash flow information
Cash paid during the year for interest, net of capitalized interest	$1,088,749	$944,972

The accompanying notes to financial statements are an integral part of this statement.

Group of Selected Entities Managed by Hawkeye Hospitality Management, Inc.
Notes to Combined Financial Statements
Years ended December 31, 2010 and 2009

NOTE 1 - NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

Nature of Business and Basis of Combination: The accompanying combined financial statements include the accounts of the following group of selected entities managed by Hawkeye Hospitality, Inc.:

•	Sajni, Inc. which owns and operates a Hampton Inn and Suites located in Davenport, IA. The hotel was opened for operations on October 9, 2007.
•	Collins Hospitality, Inc. which owns and operates a Hampton Inn and Suites located in Cedar Rapids, IA. The hotel opened for operations on January 8, 2009.
•	Five Seasons Hospitality, Inc. which owns and operates a Homewood Suites located in Cedar Rapids, IA. The hotel opened for operations on August 13, 2010.

The above entities are managed by Hawkeye Hospitality Management, Inc., a related party as discussed in Note 5. All material intercompany accounts have been eliminated.

Use of Estimates in the Preparation of Financial Statements: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents: Cash and cash equivalents include deposits in financial institutions.

Accounts Receivable: The selected entities account for trade receivables based on the amounts billed to customers. The selected entities periodically review outstanding accounts for potential losses of receivables based on existing economic conditions and historical relationships with customers. Management has determined no allowance on the receivable accounts is necessary as of December 31, 2010 and 2009.

Depreciation: Property and equipment are carried at cost less accumulated depreciation. Depreciation is provided on the property and equipment over their estimated useful lives. The selected entities compute depreciation using a straight-line depreciation method.

Financial Instruments: The carrying values of accounts receivable, accounts payable, and current and long-term debt approximate fair value. The fair value of the derivative instrument is based on the amount the selected entities would pay to terminate the agreement as of December 31, 2010 and 2009.

Revenue Recognition: Revenue is recognized as services are provided.

Franchise Fees: Franchise fees are carried at cost less accumulated amortization and are being amortized on a straight-line basis over 20 years. At December 31, 2010 and 2009, accumulated amortization was $14,729 and $8,344, respectively. Total amortization expense was $6,385 and $5,135 for December 31, 2010 and 2009 respectively.

Refinancing and Loan Costs: Due to the nature of these financial statements and subsequent sale of entities costs incurred to obtain debt financing are expensed in the period incurred.

Preopening and other organizational Expenses: Preopening and other organizational expenses consist of legal and other period expenses incurred prior to the opening of the hotel and are expensed in the period incurred.

Comprehensive Loss: Comprehensive Loss includes both the net loss and other comprehensive income (loss). Other Comprehensive income (loss) represents the change in unrealized gains and losses on hedging activities relating to an interest rate swap.

Group of Selected Entities Managed by Hawkeye Hospitality Management, Inc. Notes to Combined Financial Statements Years ended December 31, 2010 and 2009

NOTE 1 – NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICES (Continued)

Impairment of Long-Lived Assets: On an ongoing basis, the selected entities review long-lived assets for impairment whenever events or circumstances indicate that the carrying amounts may be overstated. The selected entities recognize impairment losses if the undiscounted cash flows expected to be generated by the asset are less than the carrying value of the related asset. The impairment loss adjusts the assets to fair value. As of December 31, 2010 and 2009, management believes no impairments existed.

NOTE 2 – INCOME TAXES

The combined financial statements include three S-corporation entities. Under the Internal Revenue Code S-corporations will be treated as a partnership for tax purposes. A partnership is not subject to income taxes. Each member or partner reports their distributive share of the selected entities’ profit or loss on their personal income tax return.

NOTE 3 – PROPERTY AND EQUIPMENT

Property and Equipment at December 31, 2010 and 2009 consisted of the following:

	2010	2009

Land	$2,436,902	$2,436,902
Building and building improvements	19,896,749	15,733,461
Furniture, fixtures, and equipment	4,165,894	2,490,545

	$26,499,545	$20,660,908
Accumulated Depreciation	(1,533,135)	(820,540)

	$24,966,410	$19,840,368

A total of $808,255 in interest cost was capitalized and added to building costs above over the construction periods involved. Depreciation expense was $712,595 and $507,717 for the years ended December 31, 2010 and 2009, respectively.

NOTE 4 – FRANCHISE AGREEMENTS

Franchise fees and royalty fees are computed in accordance with the terms of individual franchise agreements between the selected entities and Promus Hotels, Inc. The agreements are for periods of 20 years from the opening date of the hotels. As of December 31, 2010 and 2009, franchise fees are computed as 4% of the gross room revenues, as defined in the agreement. Royalty fees are computed as 5% of the gross room revenues.

During the years ended December 31, 2010 and 2009, franchise fee and royalty expenses were $529,626 and $408,467, respectively.

In addition to the monthly fees above, the entities are subject to other costs including the Hilton HHonors, computer and marketing support, and travel agent commissions.

During the years ended December 31, 2010 and 2009, these fees were $522,873 and $360,086, respectively.

Group of Selected Entities Managed by Hawkeye Hospitality Management, Inc. Notes to Combined Financial Statements Years ended December 31, 2010 and 2009

NOTE 5 – RELATED-PARTY TRANSACTIONS

The selected entities have entered into individual management agreements with Hawkeye Hospitality Management, Inc., an entity related through common ownership. No written agreements exist between entities. The agreements provide for base monthly management fees calculated at 4% of gross revenue, as calculated by Hawkeye Hospitality Management, Inc. Base management fees for 2010 and 2009 were $408,540 and $278,960, respectively. In addition base monthly accounting fees of $400 per month are charged by Hawkeye Hospitality Management, Inc. to all selected entities. Accounting fees for 2010 and 2009 were $12,004 and $10,000, respectively.

NOTE 6 – DUE FROM AFFILIATED PARTIES

A summary of due from affiliated parties follows. All amounts are considered in the ordinary course of business and have not been eliminated in these combined financial statements.

	2010	2009

Sanji, Inc. (Hampton Inn and Suites’ - Davenport)
Due from Patel Investments. No written note. No interest paid or accrued.	$2,206,053	$1,761,559

Due from Bapa, Inc. No written note. No interest paid or accrued.	100,000	—

Due from Kriya, Inc. No written note. No interest paid or accrued.	100,000	—

Due from Mile High, Inc. No written note. No interest paid or accrued	600,000	—

Collins Hospitality, Inc. (Hampton Inn and Suites’ - Cedar Rapids)
Due from Five Seasons, Inc. for property taxes. No written note. No interest paid or accrued.	16,498	8,249

Due from Sajni, Inc. No written note. No interest paid or accrued.	810,659	—

Due from Arya Hospitality, Inc. No written note. No interest paid or accrued.	8,418	—

Total	$3,841,628	$1,769,808

Group of Selected Entities Managed by Hawkeye Hospitality Management, Inc. Notes to Combined Financial Statements Years ended December 31, 2010 and 2009

NOTE 7 – DUE TO AFFILIATED PARTIES

A summary of due to affiliated parties follows. All amounts are considered in the ordinary course of business and have not been eliminated in these combined financial statements.

	2010	2009

Sanji, Inc. (Hampton Inn and Suites’- Davenport)
Due to Collins Hospitality. No written note. No interest paid or accrued.	$810,659	$—

Due to Hawkeye Hospitality. No Written note. No interest paid or accrued	20,000	—

Five Seasons Hospitality, Inc. (Homewood Suites- Cedar Rapids)
Due to Parul Patel. No written note. Interest paid and expensed in 2010 $21,713, none in 2009. No interest accrued.	250,000	250,000

Due to Collins Hospitality. No written note. Due for property tax.	16,498	8,249

Due to Patel Investments. No written note. Interest paid and capitalized to building costs $153,339 in 2009 and $156,126 in 2010. $95,338 in interest paid and expensed in 2010 after facility opened.	3,667,941	5,017,412

Collins Hospitality, Inc. (Hampton Inn and Suites’-Cedar Rapids)
Due to Patel Investments. No written note. $96,535 interest expensed in 2009 and $58,278 in 2010.	451,985	397,250

Due to Sat West Enterprises, Inc. No written note. $5,359 interest expense in 2009 and $1,677 in 2010.	—	200,000

Due to Sat West Live Oak. No written note. $3,353 interest expense in 2009 and $839 in 2010.	—	100,000

Due to Val Plaza, LLC. No written note. $3,353 interest expense in 2009 and $839 in 2010.	—	100,000

Total	$5,217,083	$6,072,911

Group of Selected Entities Managed by Hawkeye Hospitality Management, Inc. Notes to Combined Financial Statements Years ended December 31, 2010 and 2009

NOTE 8 – LONG-TERM DEBT

The Company had the following long-term debt obligations at December 31, 2010 and 2009:

	2010	2009

Sanji, Inc. (Hampton Inn and Suites’ Davenport)

GE Capital Financial, Inc. dated December 31, 2010. Original amount $8,510,000. Due in 60 monthly payments of $59,166 including interest at 5.55%. In addition the note requires a monthly tax escrow impound amount.	$8,510,000	$—

Bankers Trust Company, N.A. dated April 21, 2009. Original amount $7,000,000. Due in 58 monthly payments of $42,569 including interest at 4.08531%. Note was paid off December 31, 2010 by GE Capital Financial, Inc.	—	6,850,082

Five Seasons Hospitality, Inc. (Homewood Suites- Cedar Rapids)

Bjorsen Investment Corporation dated February 15, 2007. Original amount $567,200. Due in monthly payments of $4,569 including interest at 7.5%. Due February 15, 2012. Note was paid off by Patel Investments on January 19, 2010.	—	528,530

State Central Bank dated December 3, 2010. Original amount $6,200,105. Beginning February 1, 2011 due in monthly payments of $49,236 including interest at 7% over a 19 year term.	6,199,448	—

State Central Bank dated December 3, 2010. Original amount $1,146,895. Beginning February 1, 2011 due in monthly payments of $16,699 including interest at 7% over a 7 year term.	1,106,400	—

Collins Hospitality, Inc. (Hampton Inn and Suites’-Cedar Rapids)

GE Capital Financial, Inc. dated December 31, 2010. Original amount $7,210,100. Due in 60 monthly payments of $50,128 including interest at 5.55%. In addition the note requires a monthly tax escrow impound amount.	7,210,000	—

Cedar Rapids Bank and Trust dated April 1, 2008. Original amount $5,225,000. Due in 24 monthly interest only payments beginning May 1, 2008. Beginning April 16, 2010 due in 47 semi-monthly payments of $17,464 including interest at 6.3%. Balloon payment due April 1, 2012. Note was paid off December 31, 2010 by GE Capital Financial, Inc.	—	5,225,000

Group of Selected Entities Managed by Hawkeye Hospitality Management, Inc.
Notes to Combined Financial Statements Years ended December 31, 2010 and 2009

NOTE 8 – LONG-TERM DEBT (Continued)

Cedar Rapids Bank and Trust dated April 1, 2008. Original amount $1,175,000. Due in 24 monthly interest only payments beginning May 1,2008. Beginning April 16,2010 due in 47 semi-monthly payments of $8,693 including interest at 6.3%. Balloon payment due April 1, 2012. Note was paid off December 31, 2010 by GE Capital Financial, Inc.	—	1,175,000

	$23,025,849	$13,778,612

Current Portion	(714,515)	(926,713)

	$22,311,334	$12,851,899

Long-term debt maturities for the years subsequent to December 31, 2010 are as follows:

2011	$714,515
2012	784,108
2013	833,480
2014	886,006
2015	14,138,336
Thereafter	5,669,405

$23,025,849

During 2010 and 2009, the Company capitalized interest of $329,214 and $193,578, respectively, related to the construction of the selected hotels.

NOTE 9 – FINANCIAL DERIVATIVES

As a result of financing activities, the Company is exposed to change in interest rates which may adversely affect its results of operations and financial condition. In seeking to minimize the risks and/or costs associated with such activities, the Company manages exposure to changes in interest rates through its regular operating and financing activities and, when deemed appropriate, through the use of swap agreements. On April 21, 2009, the Company entered into an interest rate swap agreement which expires on April 21, 2014. Under the agreement, the rate of interest on $6,300,000 of variable rate debt was converted to a fixed interest rate. This interest rate swap was entered into by Sanji, Inc. on its note with Bankers Trust Company, N.A.

The Company accounts for this instrument as a cash flow hedge and considers the hedge to be highly effective. Any ineffective amounts are considered not to be significant. As a result, the Company records the derivative instrument as an asset or liability at its fair value, with any unrealized gains or losses recognized as other comprehensive income (loss) in the statements of members’ equity. In 2010 and 2009, the Company recognized an unrealized loss of $216,083 and an unrealized loss of $73,747, respectively, relating to the swap agreement. The net settlements on the interest rate swap ($154,565 in 2010 and $95,563 in 2009) are included in the combined statements of operations. The Company expects to hold this swap through its term, and the fair value of the swap will reverse out of other comprehensive income with the passage of time.

Group of Selected Entities Managed by Hawkeye Hospitality Management, Inc.
Notes to Combined Financial Statements
Years ended December 31, 2010 and 2009

NOTE 9 – FINANCIAL DERIVATIVES (Continued)

Below is a summary of the interest rate swap classification on the balance sheet:

		Fair Value of Interest Rate Swap
	Balance Sheet Location	2010	2009

Interest rate swap
	Current liabilities	$—	$—
	Long-term liabilities	289,830	73,747

		$289,830	$73,747

Although the Note entered into with Bankers Trust Company, N.A., was paid off December 31, 2010, the swap agreement will continue with agreed upon future financing.

The ability of the Company to realize the benefit of this arrangement is dependent upon the creditworthiness of the counterparty, which the Company expects will perform in accordance with the terms if the swap.

NOTE 10 – FAIR VALUE

The Company accounts for items requiring fair value hierarchy which requires the Company to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The three levels of inputs within the fair value hierarchy are defined as follows:

Level 1: Quoted prices (unadjusted) for identical assets or liabilities in active markets that the Company has the ability to access as of the measurement date.

Level 2: Significant other observable inputs other that Level 1 prices such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data.

Level 3: Significant unobservable inputs that reflect the Company’s own assumptions about the assumptions that market participants would use in pricing an asset or liability

The interest rate swap does not have observable market quotes. For this financial instrument, the related Company’s swap counterparty provides a periodic valuation using the difference between the fixed rate paid by the related Company and the counterparty’s interest rate forecast discounted at the swap yield curve. The model is based on observable inputs for forward interest rates and discount rates. As such, this derivative instrument is classified within Level 2 of the fair value hierarchy.

NOTE 11 – OTHER COMPREHENSIVE INCOME (LOSS)

The activity relating to hedging transactions included in other comprehensive income (loss) in 2010 and 2009 is as follows:

	2010	2009

Unrealized gain (loss) on hedging activities with interest rate swap	$(216,083)	$(73,747)

Group of Selected Entities Managed by Hawkeye Hospitality Management, Inc.
Notes to Combined Financial Statements Years ended December 31, 2010 and 2009

NOTE 12 – CASH CONCENTRATION

At December 31, 2010, the Company had deposits in various financial institutions. At December 31, 2010 no accounts at any one institution exceeded $250,000. Due to the Company’s participation in the Transaction Account Guarantee Program, presently deposits are unlimitedly secured by the FDIC.

Included in cash at December 31, 2010 the company had $2,544,304 in an uninsured sweep account backed by various securities.

NOTE 13 – SUBSEQUENT EVENTS

On April 4, 2011, The Group of Selected Entities Managed by Hawkeye Hospitality Management, Inc. entered into agreements with Apple Ten Hospitality Ownership, Inc. for a sale of the three hotels. As of June 17, 2011 two of the three properties have closed. A total of $39,000,000 will be paid for the three hotels including all of the associated furniture and equipment of each property. As part of the sale agreement, a total of $600,000 will be put into escrow for a period of nine months for any potential asserted claims. As part of the transaction, all of the related debt and the interest rate swap will be paid off or renegotiated. In addition, the existing management agreements were terminated and new management agreements were entered into between Apple Ten Hospitality Ownership, Inc. and new management.

As part of the sale contract, the existing franchise agreements discussed in note 4 were terminated and new agreements were obtained by Apple Ten Hospitality Ownership, Inc.

The Company has evaluated subsequent events through June 17, 2011, the date the financial statements were available to be issued.

GROUP OF SELECTED ENTITIES MANAGED BY HAWKEYE HOSPITALITY MANAGEMENT, INC.
COMBINED BALANCE SHEETS (UNAUDITED)
March 31, 2011 and 2010

	2011	2010

ASSETS
Current assets
Cash and Cash equivalents	$1,546,581	$372,494
Tax Escrow	77,958	—
Accounts receivable	120,310	77,712
Due from affiliated parties	4,965,086	2,578,126

Total current assets	$6,709,935	$3,028,332

Property and equipment
Property and equipment	$26,504,325	$21,629,052
Accumulated depreciation	(1,781,634)	(948,690)

	$24,722,691	$20,680,362

Other assets
Franchise fees, net of amortization	$145,970	$153,131

	$145,970	$153,131

	$31,578,596	$23,861,825

LIABILITIES AND MEMBERS’ EQUITY
Current liabilities
Accounts payable	$11,626	$61,241
Due to affiliated parties	5,589,718	5,116,221
Accrued payroll and payroll taxes	36,388	601
Accrued property taxes	8,184	91,000
Swap termination fee payable	21,683	—
Other accrued expenses	117,049	64,174
Current portion of long-term debt	724,515	491,010

Total current liabilities	$6,509,163	$5,824,247

Long-term debt	$22,180,758	$15,634,897
Fair value of interest rate swap	—	73,747

	$22,180,758	$15,708,644

Members’ equity	$2,888,675	$2,402,681
Accumulated comprehensive income	—	(73,747)

Total members’ equity	$2,888,675	$2,328,934

	$31,578,596	$23,861,825

GROUP OF SELECTED ENTITIES MANAGED BY HAWKEYE HOSPITALITY MANAGEMENT, INC.
COMBINED STATEMENTS OF OPERATIONS (UNAUDITED) For the three months ended March 31, 2011 and 2010

	2011	2010

Revenue
Rooms	$1,699,657	$1,288,776
Telephone	181	—
Vending, rent, and other	16,776	13,590

Total revenue	$1,716,614	$1,302,366

Department expense
Rooms	$278,807	$163,514
Telephone	2,500	2,563

Total department expense	$281,307	166,077

Department profit	$1,435,307	$1,136,290

Undistributed expenses
Administrative and general	$124,076	$56,295
Sales and promotion	10,985	3,043
Franchise fees	141,537	102,662
Other outside administration and program fees	124,075	90,205
Utilities	88,542	43,114
Repairs and maintenance	42,335	22,667

Total undistributed expenses	$531,550	$317,985

House profit	$903,757	$818,304

Other expenses
Property tax	$184,552	$91,000
Property insurance	—	5,250

Income before management fees and other expense	$719,205	$722,054

Management and accounting fees	$87,273	$99,611

Income before other expense	$631,932	$622,443

Other (income) expense
Depreciation and amortization	$250,500	$129,375
Interest expense (net)	343,237	205,344
Organizational and preopening expenses	—	5,025
Swap agreement fees	37,533	39,101
Swap termination fees	21,683	—
Other	(5,283)	(2,060)

Total other expense	$647,670	$376,786

Net income (Loss)	$(15,738)	$245,657

GROUP OF SELECTED ENTITIES MANAGED BY HAWKEYE HOSPITALITY MANAGEMENT, INC.
COMBINED STATEMENTS OF MEMBERS’ EQUITY AND ACCUMULATED COMPREHENSIVE LOSS (UNAUDITED)
For the three months ended March 31, 2011 and 2010

	Members’ Equity	Accumulated Comprehensive Income (Loss)	Total Members’ Equity	Comprehensive Income

Balances, January 1, 2010	$2,157,024	$(73,747)	$2,083,277

Contributions from members	—	—	—

Distributions to members	—	—	—

Comprehensive income:
Net income	245,657	—	245,657	$245,657
Unrealized loss on hedging activities, net	—	—	—	—

Total comprehensive income (loss)				$245,657

Balances, March 31, 2010	$2,402,681	$(73,747)	$2,328,934

Balances, January 1, 2011	$2,904,413	$(289,830)	$2,614,583

Contributions from members	—	—	—

Distributions to members	—	—	—

Comprehensive income:
Net income (Loss)	(15,738)	—	(15,738)	$(15,738)
Unrealized gain on hedging activities, net	—	289,830	289,830	289,830

Total comprehensive income (loss)				$274,092

Balances, March 31, 2011	$2,888,675	$—	$2,888,675

GROUP OF SELECTED ENTITIES MANAGED BY HAWKEYE HOSPITALITY MANAGEMENT, INC.
COMBINED STATEMENTS OF CASH FLOWS (UNAUDITED)
For the three months ended March 31, 2011 and 2010

	2011	2010

Cash flows from operating activities
Net income (loss)	$(15,738)	$245,657
Adjustments to reconcile net profit to net cash provided by (used in) operating activities
Depreciation	248,500	128,150
Amortization	2,000	1,225
(Increase)/decrease in assets
Escrow - tax and insurance	(59,965)	—
Accounts receivable	(65,379)	(35,554)
Due from affiliatied companies	—	(8,249)
Increase/(decrease) in liabilities
Accounts payable	4,568	5,174
Due to affiliated companies	—	8,249
Accrued payroll and payroll taxes	23,449	601
Accrued property taxes	—	(17,188)
Swap termination fees	21,683	—
Other accrued expenses	74,875	10,853

Net cash provided by (used in) operating activities	$233,993	$338,918

Cash flows from investing activities
Capital expenditures for property and equipment	$(4,781)	$(968,144)

Net cash used in investing activites	$(4,781)	$(968,144)

Cash flows from financing activities
Proceeds from the issuance of debt	$—	$2,930,397
Principal payments on debt	(120,576)	(583,102)
Due from affiliated companies	(1,123,457)	(800,070)
Due to affiliated companies	372,634	(964,939)
Contributions from members	—	—
Distributions to members	—	—

Net cash provided by financing activities	$(871,399)	$582,286

Net change in cash and cash equivalents	$(642,187)	$(46,939)

Cash and cash equivalents at beginning of year	2,188,768	419,433

Cash and cash equivalents at end of year	$1,546,581	$372,494

Supplemental disclosure of cash flow information
Cash paid during the year for interest, net of capitalized interest	$271,115	$196,901

Apple REIT Ten, Inc.
Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2011 (unaudited)
(in thousands, except share data)

The following unaudited Pro Forma Condensed Consolidated Balance Sheet of Apple REIT Ten, Inc. gives effect to the following hotel acquisitions:

Franchise	Location	Gross Purchase Price (millions)	Actual Acquisition Date

CN Hotel Portfolio (1 Hotel):
Home2 Suites	Jacksonville, NC	$12.0	Pending

McKibbon Hotel Portfolio (8 Hotels):
SpringHill Suites	Knoxville, TN	14.5	June 2, 2011
Hilton Garden Inn	Gainesville, FL	12.5	June 2, 2011
SpringHill Suites	Richmond, VA	11.0	June 2, 2011
TownePlace Suites	Pensacola, FL	11.5	June 2, 2011
Hampton Inn & Suites	Mobile, AL	13.0	June 2, 2011
Homewood Suites	Knoxville, TN	15.0	July 19, 2011
TownePlace Suites	Knoxville, TN	9.0	Pending
Homewood Suites	Gainesville, FL	14.6	Pending

Hawkeye Hotel Portfolio (3 Hotels):
Homewood Suites	Cedar Rapids, IA	13.0	June 8, 2011
Hampton Inn & Suites	Cedar Rapids, IA	13.0	June 8, 2011
Hampton Inn & Suites	Davenport, IA	13.0	July 19, 2011

	Total	$152.1

This Pro Forma Condensed Consolidated Balance Sheet also assumes all of the hotels had been leased to our wholly-owned taxable REIT subsidiaries pursuant to master hotel lease arrangements. The hotels acquired will be managed by affiliates of MHH Management, LLC and Schulte Hospitality Group, Inc. under separate management agreements.

Such pro forma information is based in part upon the historical Consolidated Balance Sheet of Apple REIT Ten, Inc. and the historical balance sheets of the hotel properties.

The following unaudited Pro Forma Condensed Consolidated Balance Sheet of Apple REIT Ten, Inc. is not necessarily indicative of what the actual financial position would have been assuming such transactions had been completed as of March 31, 2011 nor does it purport to represent the future financial position of Apple REIT Ten, Inc.

The unaudited Pro Forma Condensed Consolidated Balance Sheet should be read in conjunction with, and is qualified in its entirety by, the historical balance sheets of the acquired hotels.

Balance Sheet as of March 31, 2011 (unaudited)
(In thousands, except share data)

	Company Historical Balance Sheet	Pro forma Adjustments		Total Pro forma

ASSETS
Investment in hotel properties, net	$89,983	$151,314	(A)	$241,297
Cash and cash equivalents	120,708	(119,958)	(D)	750
Other assets	1,161	2,999	(C)	4,160

Total Assets	$211,852	$34,355		$246,207

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Note payable	$—	32,049	(C)	$32,049
Accounts payable and accrued expenses	438	800	(C)	1,238

Total Liabilities	438	32,849		33,287

Preferred stock, authorized 30,000,000 shares	—	—		—
Series A preferred stock, no par value, authorized 400,000,000 shares	—	—		—
Series B convertible preferred stock, no par value, authorized 480,000 shares	48	—		48
Common stock, no par value, authorized 400,000,000 shares	215,642	4,930	(E)	220,572
Accumulated deficit	(2,421)	(3,424)	(B)	(5,845)
Cumulative distributions paid	(1,855)	—		(1,855)

Total Shareholders’ Equity	211,414	1,506		212,920

Total Liabilities and Shareholders’ Equity	$211,852	$34,355		$246,207

Notes to Pro Forma Condensed Consolidated Balance Sheet (unaudited)

(A)

The estimated total purchase price for the 12 properties that have been, or will be purchased after March 31, 2011 consists of the following. This purchase price allocation is preliminary and subject to change.

(In thousands)	Jacksonville, NC Home2 Suites	Cedar Rapids, IA Homewood Suites	Cedar Rapids, IA Hampton Inn & Suites	Davenport, IA Hampton Inn & Suites	Knoxville, TN SpringHill Suites	Gainesville, FL Hilton Garden Inn	Richmond, VA SpringHill Suites	Pensacola, FL TownePlace Suites	Mobile, AL Hampton Inn & Suites	Knoxville, TN TownePlace Suites	Knoxville, TN Homewood Suites	Gainesville, FL Homewood Suites	Total Combined

Purchase price per contract	$12,000	$13,000	$13,000	$13,000	$14,500	$12,500	$11,000	$11,500	$13,000	$9,000	$15,000	$14,550	$152,050
Other capitalized costs (credits) incurred	50	65	71	71	122	80	50	50	(1,475)	50	65	65	(736)

Investment in hotel properties	12,050	13,065	13,071	13,071	14,622	12,580	11,050	11,550	11,525	9,050	15,065	14,615	151,314	(A)

Acquisition fee payable to Apple Suites Realty Group (2% of purchase price per contract)	240	260	260	260	290	250	220	230	260	180	300	291	3,041	(B)
Other acquisition related costs	30	33	33	33	36	31	28	29	33	23	38	36	383	(B)
Net other assets/(liabilities) assumed	(24)	(15)	(153)	(205)	(51)	(48)	(34)	(30)	1,467	(7,217)	(11,036)	(12,504)	(29,850)	(C)

Total purchase price	$12,296	$13,343	$13,211	$13,159	$14,897	$12,813	$11,264	$11,779	$13,285	$2,036	$4,367	$2,438	$124,888

Less: Cash on hand at March 31, 2011													(120,708)
Plus: Working capital requirements													750

													(119,958)	(D)

Equity proceeds needed for acquisitions and working capital													4,930	(E)

(B)

Represents costs incurred to complete the acquisition, including, title, legal, accounting and other related costs, as well as the commission paid to Apple Suites Realty Group totaling 2% of purchase price per contract.

(C)	Represents other assets and liabilities assumed in the acquisition of the hotel including, mortgage payable, debt service escrows, operational charges and credits and accrued property taxes.

(D)	Represents the reduction of cash and cash equivalents by the amount utilized to fund the acquisitions.

(E)	Represents the issuance of additional shares required to fund acquisitions.

Apple REIT Ten, Inc.
Pro Forma Condensed Consolidated Statements of Operations (unaudited)
For the year ended December 31, 2010 and three months ended March 31, 2011
(in thousands, except per share data)

The following unaudited Pro Forma Condensed Consolidated Statements of Operations of Apple REIT Ten, Inc. gives effect to the following hotel acquisition:

Franchise	Location	Gross Purchase Price (millions)	Actual Acquisition Date

Hilton Garden Inn	Denver, CO	$58.5	March 4, 2011

CN Hotel Portfolio (4 Hotels):
Hampton Inn & Suites	Winston-Salem, NC	11.0	March 15, 2011
Fairfield Inn & Suites	Matthews, NC	10.0	March 25, 2011
TownePlace Suites	Columbia, SC	10.5	March 25, 2011
Home2 Suites	Jacksonville, NC	12.0	Pending

McKibbon Hotel Portfolio (8 Hotels):
SpringHill Suites	Knoxville, TN	14.5	June 2, 2011
Hilton Garden Inn	Gainesville, FL	12.5	June 2, 2011
SpringHill Suites	Richmond, VA	11.0	June 2, 2011
TownePlace Suites	Pensacola, FL	11.5	June 2, 2011
Hampton Inn & Suites	Mobile, AL	13.0	June 2, 2011
Homewood Suites	Knoxville, TN	15.0	July 19, 2011
TownePlace Suites	Knoxville, TN	9.0	Pending
Homewood Suites	Gainesville, FL	14.6	Pending

Hawkeye Hotel Portfolio (3 Hotels):
Homewood Suites	Cedar Rapids, IA	13.0	June 8, 2011
Hampton Inn & Suites	Cedar Rapids, IA	13.0	June 8, 2011
Hampton Inn & Suites	Davenport, IA	13.0	July 19, 2011

	Total	$242.1

These Pro Forma Condensed Consolidated Statements of Operations also assume all of the hotels had been leased to our wholly-owned taxable REIT subsidiaries pursuant to master hotel lease arrangements. The hotels acquired will be managed by affiliates of Stonebridge Realty Advisors, Inc., MHH Management, LLC, Newport Hospitality Group, Inc. and Schulte Hospitality Group, Inc. under separate management agreements.

Such pro forma information is based in part upon the historical Consolidated Statements of Operations of Apple REIT Ten, Inc. and the historical Statements of Operations of the hotel properties.

The following unaudited Pro Forma Condensed Consolidated Statements of Operations of Apple REIT Ten, Inc. are not necessarily indicative of what the actual financial results would have been assuming such transactions had been completed on the latter of January 1, 2010, or the date the hotel began operations nor do they purport to represent the future financial results of Apple REIT Ten, Inc.

The unaudited Pro Forma Condensed Consolidated Statements of Operations should be read in conjunction with, and is qualified in its entirety by the historical Statements of Operations of the acquired hotels.

Pro Forma Condensed Consolidated Statement of Operations (unaudited)
For the year ended December 31, 2010
(In thousands, except per share data)

	Company Historical Statement of Operations	Denver, CO Hilton Garden Inn (A)	CN Hotel Portfolio (A)	McKibbon Hotel Portfolio (A)	Hawkeye Hotel Portfolio (A)	Pro forma Adjustments		Total Pro forma

Revenue:
Room revenue	$—	$8,978	$3,339	$21,903	$6,644	$—		$40,864
Other revenue	—	2,372	59	510	67	—		3,008

Total revenue	—	11,350	3,398	22,413	6,711	—		43,872

Expenses
Operating expenses	—	3,798	1,097	7,925	1,946	—		14,766
General and administrative	28	1,635	34	2,369	387	750	(B)	5,203
Management and franchise fees	—	1,003	494	1,935	950	—		4,382
Taxes, insurance and other	—	374	234	1,336	451	—		2,395
Acquisition related costs	—	—	—	—	—	5,140	(H)	5,140
Depreciation of real estate owned	—	1,325	463	4,083	720	(6,591	) (C)	6,024
						6,024	(D)
Interest, net	3	753	324	3,227	1,365	(3,747	) (E)	1,925

Total expenses	31	8,888	2,646	20,875	5,819	1,576		39,835

Income tax expense	—	—	—	—	—	—	(G)	—

Net income (loss)	$(31)	$2,462	$752	$1,538	$892	$(1,576)		$4,037

Basic and diluted earnings per common share	$(3,083.50)							$0.21

Weighted average common shares outstanding - basic and diluted	—					19,582	(F)	19,582

Pro Forma Condensed Consolidated Statement of Operations (unaudited)
For the three months ended March 31, 2011
(In thousands, except per share data)

	Company Historical Statement of Operations	Denver, CO Hilton Garden Inn (A)	CN Hotel Portfolio (A)	McKibbon Hotel Portfolio (A)	Hawkeye Hotel Portfolio (A)	Pro forma Adjustments		Total Pro forma

Revenue:
Room revenue	$749	$1,273	$1,061	$5,203	$1,700	$—		$9,986
Other revenue	144	381	19	123	17	—		684

Total revenue	893	1,654	1,080	5,326	1,717	—		10,670

Expenses
Operating expenses	419	736	334	1,976	547	—		4,012
General and administrative	597	142	68	667	124	100	(B)	1,698
Management and franchise fees	65	224	96	461	229	—		1,075
Taxes, insurance and other	64	66	84	342	185	—		741
Acquisition related costs	2,020	—	—	—	—	(1,988	) (H)	32
Depreciation of real estate owned	214	225	135	926	246	(1,532	) (C)	1,657
						1,443	(D)
Interest, net	(96)	128	137	781	402	(878	) (E)	474

Total expenses	3,283	1,521	854	5,153	1,733	(2,855)		9,689

Income tax expense	—	—	—	—	—	—	(G)	—

Net income (loss)	$(2,390)	$133	$226	$173	$(16)	$2,855		$981

Basic and diluted earnings per common share	$(0.23)							$0.05

Weighted average common shares outstanding - basic and diluted	10,380					11,369	(F)	21,749

Notes to Pro Forma Condensed Consolidated Statements of Operations (unaudited):

(A) Represents results of operations for the hotels on a pro forma basis as if the hotels were owned by the Company at January 1, 2010 for the respective period prior to acquisition by the Company. The Company was initially formed on August 13, 2010, and had no operations prior to that date. Additionally, three properties began operations subsequent to January 1, 2010, and one property remained under construction as of March 31, 2011. Therefore, these hotels had limited historical operational activity prior to their opening. The properties and their applicable status are as follows: Winston-Salem, NC Hampton Inn & Suites, opened April 2010, Cedar Rapids, IA Homewood Suites, opened August 2010, Matthews, NC Fairfield Inn & Suites, opened November 2010 and Jacksonville, NC Home2 Suites is under construction.

(B) Represents adjustments to level of administrative and other costs associated with being a public company and owning additional properties, including the advisory fee, accounting and legal expenses, net of cost savings derived from owning multiple operating properties.

(C) Represents elimination of historical depreciation and amortization expense of the acquired properties.

(D) Represents the depreciation on the hotels acquired based on the purchase price allocation to depreciable property and the dates the hotels began operation. The weighted average lives of the depreciable assets are 39 years for building and seven years for furniture, fixtures and equipment (FF&E). These estimated useful lives are based on management’s knowledge of the properties and the hotel industry in general.

(E) Interest expense related to prior owner’s debt which was not assumed has been eliminated.

(F) Represents the weighted average number of shares required to be issued to generate the purchase price of each hotel, net of any debt assumed. The calculation assumes all properties were acquired on the latter of January 1, 2010, or the dates the hotels began operations.

(G) Estimated income tax expense of our wholly owned taxable REIT subsidiaries is zero based on the contractual agreement put in place between the Company and our lessees, based on a combined tax rate of 40% of taxable income. Based on the terms of the lease agreements, our taxable subsidiaries would have incurred a loss during these periods. No operating loss benefit has been recorded as realization is not certain.

(H) Represents costs incurred to complete acquisitions, including, title, legal, accounting and other related costs, as well as the commission paid to Apple Suites Realty Group totaling 2% of purchase price per contract. These costs have been adjusted for hotel acquisitions on the latter of January 1, 2010 or the dates the hotels began operations.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apple REIT Ten, Inc.

By:	/s/ Glade M. Knight

Glade M. Knight,
Chief Executive Officer

July 20, 2011